                                                                   EXHIBIT 10.54


                           SHARE RESTRICTION AGREEMENT


This Agreement ("Agreement") is made as of this 30th day of November 1998, by and among the various persons identified on Schedule A attached hereto (collectively the "Principal Stockholders") and Taylor Capital Group, Inc., a Delaware corporation (the "Corporation").

         WHEREAS, the Principal Stockholders own substantially all of the issued and outstanding shares of the capital stock of the Corporation in the amounts set forth on Schedule A hereto;

         WHEREAS, the Corporation is a bank holding company which owns a controlling interest in Cole- Taylor Bank.

         WHEREAS, the parties hereto are desirous of providing for restrictions on the transfer of the Shares (as defined below) in accordance with the terms hereof.

         NOW, THEREFORE, in consideration of the foregoing, the parties hereby agree as follows:

         1. Definitions. As used herein, the following terms shall have the following meanings:

                  (a) Bona Fide Offer - A written offer to purchase Shares, which offer shall be accompanied by an earnest money deposit of not less than 10% of the total purchase price. The term shall not include any offer to exchange Shares for securities to be issued or transferred by any person, firm or corporation in connection with the acquisition by such person, firm or corporation of all of the outstanding Shares.

                  (b) Bruce Taylor Family Unit - Any or all of Bruce Taylor, his spouse, their descendants, and the personal representative of the estate of any of the foregoing persons, any trustee or successor trustee(s) holding property for the exclusive benefit of one or more of Bruce Taylor, his spouse or their descendants.

                  (c) Cindy Taylor Bleil Family Unit - Any or all of Cindy Taylor Bleil, her spouse, their descendants, and the personal representative of the estate of any of the foregoing persons, any trustee or successor trustee(s) holding property for the exclusive benefit of one or more of Cindy Taylor Bleil, her spouse or their descendants.

                  (d) Jeffrey Taylor Family Unit - Any or all of Jeffrey Taylor, his spouse, their descendants, and the personal representative of the estate of any of the foregoing persons, any trustee or successor trustee(s) holding property for the exclusive benefit of one or more of Jeffrey Taylor, his spouse or their descendants.

                  (e) Sidney Taylor Family Unit - Any or all of Sidney Taylor, Iris Taylor, and the personal representative of the estate of either of the foregoing persons, any trustee or successor trustee(s) holding property for the exclusive benefit of one or both of Sidney Taylor and Iris Taylor.

                  (f) Shares - Shares of common stock, $0.01 par value, of the Corporation and any other shares of the Corporation's capital stock presently or hereafter owned by the Stockholders. For the purposes hereof, "Shares" shall include Trust Certificates as defined in the Voting Trust Agreement of the Corporation dated as of November 30, 1998, by and between the parties listed as depositors therein and the trustees named therein.

                  (g) Stockholders - The Principal Stockholders identified on Schedule A hereto and any other party to whom Shares are transferred in accordance with the provisions of this Agreement.

         2. Restriction on Transfer. Except as hereinafter provided, no Stockholder shall transfer, assign, pledge or encumber (whether voluntarily or by operation of law) his, her or its Shares in any way without the consent of all other Stockholders.

         3. Permitted Transfers. Notwithstanding the provisions of paragraph 2 hereof, any Stockholder may transfer Shares as follows:

                  (a) Any Stockholder may transfer Shares to any other Stockholder.

                  (b) Any Stockholder may transfer Shares in connection with a sale pursuant to a registered and underwritten public offering of the Shares.

                  (c) Any Stockholder may transfer Shares following receipt of a Bona Fide Offer in accordance with the provisions of paragraph 4 hereof;

provided, however, that any party to whom such Shares are transferred (other than pursuant to paragraph 3(b) hereof) shall have executed an instrument in form satisfactory to all other Stockholders agreeing to be bound by the terms and conditions of this Agreement (in which event such transferee shall thereupon have become a "Stockholder" for all purposes hereunder).

         4.       Bona Fide Offer.

                  (a) If any Stockholder shall receive a Bona Fide Offer to purchase any of his, her or its Shares, which Bona Fide Offer is acceptable to such Stockholder (herein "the Seller"), then in such event the Seller shall promptly give written notice to the other Stockholders and to the Corporation of the Seller's intention to sell the subject Shares, which notice shall include a photocopy of such Bona Fide Offer, a copy of the check representing the earnest money deposit of the purchase price, and an offer by the Seller to sell the subject Shares to the other Stockholders or the Corporation in accordance with the terms hereof.

                  (b) The offer of the Seller required by subparagraph 4(a) above shall run to the Stockholders in the following order:

                           (1) Persons constituting members of the same family
                  unit of which the Seller is a member (i.e., the Bruce Taylor Family Unit, the Cindy Taylor Bleil Family Unit, the Jeffrey Taylor Family Unit or the Sidney Taylor Family Unit, as the case may be) shall have the exclusive option, for a period of thirty (30) days after delivery of the Seller's notice, to elect to purchase the Shares which the Seller proposes to sell at the same price and on the same terms as contained in the Bona Fide Offer, except for those terms pertaining to closing which shall be governed by subparagraph 4(c) hereof. In the event the option is exercised in a manner so as to oversubscribe the Shares which Seller proposes to sell, and the members of the family unit are unable to agree unanimously with respect to the allocation thereof, then the number of Shares which shall be purchased by each prospective purchaser in the family unit shall be determined as follows:

                                    (i)  First, to the members who have elected
                           to purchase a number of Shares equal to or less than their ratable portion of the Shares;

                                    (ii) Then, to the members who have elected
                           to purchase more than their ratable portion of the Shares in accordance with the relative number of Shares each of such purchasers then owns.

                           (2) In the event the members of the Seller's family
                  unit do not exercise their options within said 30-day period as to all of the Shares proposed to be sold, the persons constituting members of the other family units (e.g., if Seller is a member of the Bruce Taylor Family Unit, the "other family units" for purposes of this paragraph would be the Cindy Taylor Bleil Family Unit, the Jeffrey Taylor Family Unit and the Sidney Taylor Family Unit) shall have the exclusive option, for a period of 30 days following expiration of the 30- day period provided for in subparagraph 4 (b)(1) above, to elect to purchase the Shares proposed to be sole by the Seller for which the members of Seller's family unit have not exercised their options, at the same price and on the same terms as contained in the Bona Fide Offer, except for those terms pertaining to closing, which shall be governed by subparagraph 4(c) hereof. In the event the members of the other family units exercise the option in a manner so as to oversubscribe the Shares which Seller proposes to sell to them, then the number of Shares which shall be purchased by each prospective purchaser in the other family units shall be determined as follows:

                                    (i)  First, to the members of the other
                           family units who have elected to purchase a number of Shares equal to or less than their ratable portion of the Shares;

                                    (ii) Then, to those members of the other
                           family units who have elected to purchase more than their ratable portion of the Shares in accordance with the relative number of Shares each of such purchasers then owns.

                           (3) In the event both the members of the Seller's
                  family unit and the members of the other family units do not exercise their options within their respective 30-day option periods in accordance with the terms hereof as to all the Shares which Seller proposes to sell, the Corporation shall have the exclusive option, for a period of 15 days following expiration of the 30-day period provided for in subparagraph 4(b)(2) above, to elect to purchase all, and not less than all, of the Shares proposed to be sold by the Seller for which the members of the Seller's family unit and the members of the other family units have not exercised their options, at the same price and on the same terms as contained in the Bona Fide Offer, except for those terms pertaining to closing, which shall be governed by subparagraph 4(c) hereof.

                           (4) Notwithstanding the foregoing, the exercise of
                  any option provided for in subparagraph 4(b)(1), 4(b)(2) and 4(b)(3) above shall be void and of no force or effect unless such options, in the aggregate, shall have been exercised with respect to all of the Shares proposed to be sold by Seller.

                  (c) The closing of any purchase and sale provided for in this paragraph 4 shall take place at the offices of the Corporation on a date mutually acceptable to the parties taking part in said closing or within ninety (90) days following delivery of Seller's notice as provided for in subparagraph 4(a) hereof, whichever date is later.

                  (d) All of the options described in this paragraph 4 shall be exercised by giving written notice thereof to all of the other parties hereto.

                  (e) If Seller's offer pursuant to the provisions of subparagraph 4(b) hereof is not accepted as to all of the Shares covered by said offer by the end of all of the applicable option periods provided for in this paragraph 4, the Seller shall be free, for a period of sixty (60) days from and after the expiration of the last applicable option period provided for herein, to sell the subject Shares to the maker of the Bona Fide Offer (subject to the provisions of paragraph 3 hereof), in accordance with the terms of the Bona Fide Offer. If no such sale is consummated within said sixty (60) day period, the Seller shall be entitled to sell his Shares pursuant to a Bona Fide Offer only by again complying with the provisions of this paragraph 4.

         5. Restrictive Legend. All certificates representing Shares shall bear the following legend:

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN AN AGREEMENT MADE THE _____ DAY OF , 1998, AMONG THE PRINCIPAL STOCKHOLDERS OF THE ISSUER AND THE ISSUER. COPIES OF SAID AGREEMENT ARE AVAILABLE AT THE ISSUER'S EXECUTIVE OFFICES.

         6. Notices. All notices provided for hereunder shall be either hand delivered or served by certified or registered mail, return receipt requested, at the following addresses:

         To Bruce Taylor Family Unit:

                  Bruce Taylor
                  c/o Cole Taylor Bank
                  350 East Dundee Road, Suite 300
                  Wheeling, Illinois 60090

         To Cindy Taylor Bleil Family Unit:

                  Cindy Taylor Bleil
                  214 Barberry Road
                  Highland Park, Illinois 60035

         To Jeffrey Taylor Family Unit:

                  Jeffrey Taylor
                  c/o Cole Taylor Bank
                  350 East Dundee Road, Suite 300
                  Wheeling, Illinois 60090

         To Sidney Taylor Family Unit:

                  Sidney Taylor
                  c/o Cole Taylor Bank
                  350 East Dundee Road, Suite 300
                  Wheeling, Illinois 60090

         To the Corporation:

                  Taylor Capital Group, Inc.
                  350 E. Dundee Road
                  Suite 300
                  Wheeling, Illinois 60090
                  Attention: President

                  with a copy to:

                  Steven A. Shapiro
                  Katten, Muchin & Zavis
                  525 W. Monroe
                  Suite 1600
                  Chicago, Illinois 60661

         Any party may change the address for such notice by notice so given to all other parties. Any parties who become Stockholders after the date hereof shall designate an address for service of notices. All notices shall be deemed served on the personal delivery thereof to the addressee or the postmark date thereof.












              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first written above.


Corporation

TAYLOR CAPITAL GROUP, INC.


By: /s/ Bruce W. Taylor
   ------------------------------------------

Its: President
    -----------------------------------------



Principal Stockholders

         SHIRLEY TARK GRANDCHILDRENS TRUST
         FBO JEFFREY TAYLOR U/A DTD 1/20/78

         By: /s/ Iris Tark Taylor
            ----------------------------------
                  Iris Tark Taylor, Trustee


         By: /s/ Melvin E. Pearl
            ----------------------------------
                  Melvin E. Pearl, Trustee



         SHIRLEY TARK GRANDCHILDRENS TRUST
         F/B/O BRUCE TAYLOR U/A DTD 1/20/78


         By: /s/ Iris Tark Taylor
            ----------------------------------
                  Iris Tark Taylor, Trustee


         By: /s/ Melvin E. Pearl
            ----------------------------------
                  Melvin E. Pearl, Trustee



         SHIRLEY TARK GRANDCHILDRENS TRUST
         F/B/O CINDY TAYLOR BLEIL U/A DTD 1/20/78


         By: /s/ Iris Tark Taylor
            ----------------------------------
                  Iris Tark Taylor, Trustee

         By: /s/ Melvin E. Pearl
            ----------------------------------
                  Melvin E. Pearl, Trustee

         TAYLOR FAMILY PARTNERSHIP, L.P.

         By:      SHIRLEY TARK GRANDCHILDRENS TRUST
                  F/B/O JEFFREY TAYLOR U/A DTD 1/20/78, GENERAL PARTNER


                  By:  /s/ Iris Tark Taylor
                     -----------------------------------
                           Iris Tark Taylor, Trustee


                  By: /s/ Melvin E. Pearl
                     -----------------------------------
                           Melvin E. Pearl, Trustee


         By:      SHIRLEY TARK GRANDCHILDRENS TRUST
                  F/B/O BRUCE TAYLOR U/A DTD 1/20/78, GENERAL PARTNER



                  By:  /s/ Iris Tark Taylor
                     -----------------------------------
                           Iris Tark Taylor, Trustee

                  By: /s/ Melvin E. Pearl
                     -----------------------------------
                           Melvin E. Pearl, Trustee



         By:      SHIRLEY TARK GRANDCHILDRENS TRUST
                  F/B/O CINDY TAYLOR BLEIL U/A DTD 1/20/78, GENERAL PARTNER


                  By:  /s/ Iris Tark Taylor
                     -----------------------------------
                           Iris Tark Taylor, Trustee

                  By: /s/ Melvin E. Pearl
                     -----------------------------------
                           Melvin E. Pearl, Trustee



         SHIRLEY TARK GREAT GRANDCHILDRENS TRUST
         F/B/O FAMILY OF JEFFREY TAYLOR U/A DTD 1/20/78



         By:  /s/ Iris Tark Taylor
            -------------------------------------
                  Iris Tark Taylor, Trustee

         By: /s/ Melvin E. Pearl
            -------------------------------------
                  Melvin E. Pearl, Trustee

         SHIRLEY TARK GREAT GRANDCHILDRENS TRUST
         F/B/O FAMILY OF CINDY TAYLOR BLEIL U/A DTD 1/20/78


         By:  /s/ Iris Tark Taylor
            -----------------------------------
                  Iris Tark Taylor, Trustee


         By: /s/ Melvin E. Pearl
            -----------------------------------
                  Melvin E. Pearl, Trustee



         SHIRLEY TARK GREAT GRANDCHILDRENS TRUST
         F/B/O FAMILY OF BRUCE TAYLOR U/A DTD 1/20/78


         By:  /s/ Iris Tark Taylor
            -----------------------------------
                  Iris Tark Taylor, Trustee


         By: /s/ Melvin E. Pearl
            -----------------------------------
                  Melvin E. Pearl, Trustee



         CINDY L. TAYLOR GIFT TRUST U/A DTD 6/10/82

         By: /s/ Melvin E. Pearl
            -----------------------------------
                  Melvin E. Pearl, Trustee



         BRUCE TAYLOR GIFT TRUST U/A DTD 6/10/82

         By: /s/ Melvin E. Pearl
            -----------------------------------
                  Melvin E. Pearl, Trustee



         JEFFREY W. TAYLOR GIFT TRUST U/A DTD 6/10/82


         By:  /s/ Melvin E. Pearl
            -----------------------------------
                  Melvin E. Pearl, Trustee



         TAYLOR ANNUAL GIFT TRUST
         FBO JEFFREY W. TAYLOR U/A DTD 12/14/82


         By:  /s/ Iris Tark Taylor
            -----------------------------------
                  Iris Tark Taylor, Trustee

         TAYLOR ANNUAL GIFT TRUST
         FBO BRUCE W. TAYLOR U/A DTD 12/14/82


         By:  /s/ Iris Tark Taylor
            ----------------------------------
                  Iris Tark Taylor, Trustee


         TAYLOR ANNUAL GIFT TRUST
         FBO CINDY TAYLOR BLEIL U/A DTD 12/14/82


         By:  /s/ Iris Tark Taylor
            -----------------------------------
                  Iris Tark Taylor, Trustee

         TAYLOR ANNUAL GIFT TRUST
         FBO BRIAN TAYLOR U/A DTD 12/14/82


         By:  /s/ Iris Tark Taylor
            -----------------------------------
                  Iris Tark Taylor, Trustee


         TAYLOR ANNUAL GIFT TRUST
         FBO ADAM TAYLOR U/A DTD 12/14/82


         By:  /s/ Iris Tark Taylor
            -----------------------------------
                  Iris Tark Taylor, Trustee



         TAYLOR ANNUAL GIFT TRUST
         FBO MELISSA TAYLOR U/A DTD 12/14/82


         By:  /s/ Iris Tark Taylor
            -----------------------------------
                  Iris Tark Taylor, Trustee


         TAYLOR ANNUAL GIFT TRUST
         FBO EMILY TAYLOR U/A DTD 12/14/82


         By:  /s/ Iris Tark Taylor
            -----------------------------------
                  Iris Tark Taylor, Trustee


         TAYLOR ANNUAL GIFT TRUST
         FBO STEPHANIE LYNN TAYLOR U/A DTD 7/10/83


         By:  /s/ Iris Tark Taylor
            -----------------------------------
                  Iris Tark Taylor, Trustee

         TAYLOR ANNUAL GIFT TRUST
         FBO LISA REBECCA TAYLOR U/A DTD 7/10/83


         By:  /s/ Iris Tark Taylor
            -----------------------------------
                  Iris Tark Taylor, Trustee



         TAYLOR ANNUAL GIFT TRUST
         FBO REBECCA INEZ BLIEL U/A DTD 11/18/85


         By:  /s/ Iris Tark Taylor
            -----------------------------------
                  Iris Tark Taylor, Trustee



         TAYLOR ANNUAL GIFT TRUST
         FBO BRETT DANIEL TAYLOR U/A DTD 11/18/85


         By:  /s/ Iris Tark Taylor
            -----------------------------------
                  Iris Tark Taylor, Trustee



         TAYLOR ANNUAL GIFT TRUST
         FBO ELIZABETH ANN BLEIL U/A DTD 12/15/87


         By:  /s/ Iris Tark Taylor
            -----------------------------------
                  Iris Tark Taylor, Trustee



         TAYLOR ANNUAL GIFT TRUST
         FBO RYAN TAYLOR U/A DTD 8/1/88


         By:  /s/ Iris Tark Taylor
            -----------------------------------
                  Iris Tark Taylor, Trustee
         LILLIAN M. TARK IRIS FUND U/A DTD 10/20/71



         By:  /s/ Iris Tark Taylor
            -----------------------------------
                  Iris Tark Taylor, Trustee


         By:      COLE TAYLOR BANK, Trustee


                  By:  /s/ Bruce W. Taylor
                     --------------------------
                  Its: President
                      -------------------------

         TAYLOR 1992 TRUST FBO STEPHANIE LYNN TAYLOR
         U/A DTD 12/17/92


         By:  /s/ Melvin E. Pearl
            -----------------------------------
                  Melvin E. Pearl, Trustee



         TAYLOR 1992 TRUST FBO LISA REBECCA TAYLOR
         U/A DTD 12/17/92


         By:  /s/ Melvin E. Pearl
            -----------------------------------
                  Melvin E. Pearl, Trustee



         TAYLOR 1992 TRUST FBO REBECCA INEZ BLEIL
         U/A DTD 12/17/92


         By:  /s/ Melvin E. Pearl
            -----------------------------------
                  Melvin E. Pearl, Trustee



         TAYLOR 1992 TRUST FBO BRETT DANIEL TAYLOR
         U/A DTD 12/17/92


         By:  /s/ Melvin E. Pearl
            -----------------------------------
                  Melvin E. Pearl, Trustee



         TAYLOR 1992 TRUST FBO ELIZABETH ANN BLEIL
         U/A DTD 12/17/92


         By:  /s/ Melvin E. Pearl
            -----------------------------------
                  Melvin E. Pearl, Trustee



         TAYLOR 1992 TRUST FBO RYAN TAYLOR
         U/A DTD 12/17/92


         By:  /s/ Melvin E. Pearl
            -----------------------------------
                  Melvin E. Pearl, Trustee

         TAYLOR 1992 TRUST FBO ELLIOTT BENJAMIN TAYLOR
         U/A DTD 12/17/92


         By:  /s/ Melvin E. Pearl
            -----------------------------------
                  Melvin E. Pearl, Trustee


         TAYLOR 1992 TRUST FBO ADAM TAYLOR
         U/A DTD 12/17/92


         By:  /s/ Melvin E. Pearl
            -----------------------------------
                  Melvin E. Pearl, Trustee


         TAYLOR 1992 TRUST FBO EMILY TAYLOR
         U/A DTD 12/17/92


         By:  /s/ Melvin E. Pearl
            -----------------------------------
                  Melvin E. Pearl, Trustee



         TAYLOR 1992 TRUST FBO MELISSA TAYLOR
         U/A DTD 12/17/92


         By:  /s/ Melvin E. Pearl
            -----------------------------------
                  Melvin E. Pearl, Trustee



         TAYLOR 1992 TRUST FBO BRIAN TAYLOR
         U/A DTD 12/17/92


         By:  /s/ Melvin E. Pearl
            -----------------------------------
                  Melvin E. Pearl, Trustee



         SIDNEY J. TAYLOR, TTEE UNDER SELF
         DECLARATION OF TRUST DTD 09/17/76


         By:  /s/ Sidney J. Taylor
            -----------------------------------
                  Sidney J. Taylor, Trustee



         SIDNEY J. TAYLOR, TTEE UNDER SELF
         DECLARATION OF TRUST DTD 09/17/76


         By:  /s/ Sidney J. Taylor
            -----------------------------------
                  Sidney J. Taylor, Trustee

         SIDNEY J. TAYLOR ROLLOVER IRA


         By:  /s/ Sidney J. Taylor
            -----------------------------------
                  Sidney J. Taylor



         SUSAN TAYLOR REVOCABLE TRUST
         U/A DTD 3/25/94


         By:  /s/ Susan Taylor
            -----------------------------------
                  Susan Taylor





              /s/ Sidney J. Taylor
            -----------------------------------
                  Sidney J. Taylor





              /s/ Cindy Taylor Bleil
            -----------------------------------
                  Cindy Taylor Bleil





              /s/ Jeffrey W. Taylor
            -----------------------------------
                  Jeffrey W. Taylor





              /s/ Bruce W. Taylor
            -----------------------------------
                  Bruce W. Taylor





              /s/ Barbara Taylor
            -----------------------------------
                  Barbara Taylor





              /s/ Daniel Bleil
            -----------------------------------
                  Daniel Bleil

                                   SCHEDULE A

                                                                   Percentage of
Principal Stockholder                                     Shares   Family Stock
---------------------                                     ------   ------------

SHIRLEY TARK GRANDCHILDRENS TRUSTS:

for Jeffrey                                               211,320       5.09%
for Bruce                                                 211,320       5.09%
for Cindy                                                 211,320       5.09%


TAYLOR FAMILY PARTNERSHIP, L.P.                           974,006      23.46%


SHIRLEY TARK GREAT-GRANDCHILDRENS TRUST:

for Family of Jeffrey                                     261,320       6.29%
for Family of Cindy                                       261,320       6.29%
for Family of Bruce                                       261,320       6.29%


TAYLOR GIFT TRUSTS:

Cindy Taylor Gift Trust                                    26,520        .64%
Bruce Taylor Gift Trust                                    26,480        .64%
Jeff Taylor Gift Trust                                     26,520        .64%


TAYLOR ANNUAL GIFT TRUSTS:

for Jeffrey                                                17,800        .43%
for Bruce                                                  21,720        .52%
for Cindy                                                  21,720        .52%
for Brian                                                  21,720        .52%
for Adam                                                   21,720        .52%
for Melissa                                                21,760        .52%
for Emily                                                  21,760        .52%
for Stephanie Lynn                                         16,960        .41%
for Lisa Rebecca                                           16,960        .41%
for Rebecca Inez                                           11,320        .27%
for Brett Daniel                                           11,320        .27%
for Elizabeth Ann                                           4,640        .11%
for Ryan                                                    1,480        .04%

IRIS FUND U/LILLIAN M. TARK TRUST                         152,200       3.66%


TAYLOR 1992 GIFT TRUSTS:

for Stephanie                                               5,280        .13%
for Lisa                                                    5,380        .13%
for Rebecca                                                 9,500        .23%
for Brett                                                   9,500        .23%
for Elizabeth                                               9,500        .23%
for Ryan                                                    9,500        .23%
for Elliott                                                 9,500        .23%
for Adam                                                      480        .01%
for Emily                                                     580        .01%
for Melissa                                                   580        .01%
for Brian                                                     580        .01%


Sidney J. Taylor Revocable Trust                          509,280      12.26%
Sidney J. Taylor Revocable Trust                           38,040        .92%
Sidney J. Taylor                                           45,830       1.10%
Sidney J. Taylor IRA                                        2,500        .06%
Cindy Taylor Bleil                                        127,360       3.07%
Jeffrey W. Taylor                                         223,630       5.39%
Bruce W. Taylor                                           267,630       6.44%
Susan Taylor Revocable Trust                               40,700        .98%
Barbara Taylor                                                700        .02%
Dan Bleil                                                     700        .02%